Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated as of December 29, 2016, and executed by certain affiliated entities signatory hereto as borrower (hereinafter collectively, “Borrower”), the Lenders, and KEYBANK NATIONAL ASSOCIATION (hereinafter, the “Administrative Agent”), for itself and for the Lenders in consideration of mutual covenants contained herein and benefits to be derived herefrom. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning provided for in the Original Credit Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 1, 2016 (the “Original Credit Agreement”), whereby the Lenders agreed to make a term loan to Borrower in accordance with the terms and conditions of the Original Credit Agreement; and

WHEREAS, Borrower, Administrative Agent, and the Lenders have agreed, on the conditions provided for herein, to amend certain terms and provisions of the Original Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the Administrative Agent hereby covenant and agree as follows:

1.    Amendment. The definition of Maturity Date set forth in Section 1.01 of the Original Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Maturity Date” means March 31, 2017.

2.    Extension Fee. Borrower and Administrative Agent hereby agree that in connection with the extension of the Maturity Date as set forth herein, Borrower shall pay an extension fee in an amount equal to $139,130.33 (0.15% of the amount of the outstanding principal balance of the Loan as of the date hereof).

3.    Additional Representations and Warranties. Each Borrower represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by each Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrowers of this Amendment.

4.    Continuing Validity. Except as expressly amended hereby, the remaining terms and conditions of the Original Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to include references to the Original Credit Agreement, as amended by this Amendment. It is intended that this Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

6.    Multiple Counterparts. For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Signatures delivered by facsimile or PDF shall have the same legal effect as originals.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Borrower, Administrative Agent and the Lenders have caused this Amendment to be duly executed and delivered as a sealed instrument as of the date first written above.

BORROWER:

SST II 189 W LINTON BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 2320 NE 5TH AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 10719 SOUTHERN BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 10325 W BROWARD BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

SST II 2581 JUPITER PARK DR, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 1341 S STATE RD 7, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 8135 LAKE WORTH RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 7755 PRESERVE LN, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

SST II 501 NW BUSINESS CENTER DR, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SST II 10451 NW 33RD ST, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent and a Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the undersigned remains obligated for the various obligations and liabilities of Borrower to the Administrative Agent and the Lenders under the Credit Agreement dated June 1, 2016, as amended, as provided for in that certain Guaranty dated June 1, 2016, executed by the undersigned.

STRATEGIC STORAGE TRUST II, INC., a Maryland corporation

By:	/s/ H. Michael Schwartz
Name:	H. Michael Schwartz
Title:	President

[Guarantor Confirmation Page to First Amendment to Credit Agreement]